UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 3, 2020

OXFORD NORTHEAST LTD.

(Exact name of registrant as specified in its charter)

New York	333-229710	83-1567259
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Rella Drive, Suite 165 Suffern, New York	10901
(Address of Principal Executive Offices)	(Zip Code)

888-813-7289
Registrant’s telephone number, including area code

(Former name or former address if changed since last report,)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

On February 3, 2020, our Board of Directors approved a 90 day extension of the offering of securities as per the S-1 registration statement filed with the Securities and Exchange Commission on February 15, 2019 and declared effective by the Commission on July 1, 2019. Our S-1 will remain effective until May 4, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Oxford Northeast Ltd.

Date: February 4, 2020	By:	/s/ Samuel Eisenberg
Name: Samuel Eisenberg
Title: Chief Financial Officer